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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10- K, into Inland Resource Inc.'s previously filed Registration Statement on Form S-8 (File No. 33-41662), Form S-8 (File No. 333-27449), Form S-8 (File No. 33-84640) and Form S-3 (File No. 33-84766).


                                             /s/ ARTHUR ANDERSEN LLP
                                             --------------------------
                                             ARTHUR ANDERSEN LLP


Denver, Colorado
March 29, 2000